Exhibit 10L

ASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN

PERFORMANCE SHARE AWARD AGREEMENT

GRANTED TO:

GRANT DATE:

TARGET NUMBER OF SHARES:

This Performance Share Award Agreement (this “Agreement”) is made between Bassett Furniture Industries, Incorporated, a Virginia corporation (“Bassett”), and you, an employee of Bassett or one of its Subsidiaries, pursuant to the Bassett Furniture Industries, Incorporated 2021 Stock Incentive Plan (the “Plan”). A Prospectus describing the Plan is attached as Exhibit A. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan.

In recognition of the value of your contributions to Bassett, you and Bassett mutually covenant and agree as follows:

1.

Subject to the terms and conditions of the Plan and this Agreement, Bassett grants to you the right to receive shares of Common Stock subject to the terms of this Agreement (the “Performance Shares”). The Performance Shares, if any, will be issued after the end of the Performance Period based on the achievement of the performance goals in Paragraph 2 below and, after issuance, shall be subject to additional time-based vesting conditions as set forth in Paragraph 3 below. Until such time as the Performance Shares may vest pursuant to Paragraph 3 below, the Performance Shares are forfeitable and nontransferable.

2.

The achievement of the Performance Goal during the period commencing on _____________ and ending on ______________ (the “Performance Period”) will determine the percentage of the Target Number of Performance Shares that will be issued, subject to vesting and the other terms and conditions of this award. The percentage of the Target Number that will be issued, if any, is based on the following table:

Performance	Percentage of Target Number to be Issued

Any unearned Performance Shares will be forfeited as of the end of the Performance Period. If your employment with Bassett or its subsidiaries terminates for any reason (or no reason) prior to when the Performance Shares have been issued, no Performance Shares will be issued to you and you will forfeit your right to receive any Performance Shares hereunder.

3.

Subject to the terms described below, after issuance pursuant to Paragraph 2 above, the Performance Shares shall vest and become transferable as described in the following schedule (the period commencing from the date on which the Performance Shares are issued to you and the last Vesting Date shown below is hereinafter referred to as the “Vesting Period”):

Vesting Date	Cumulative Percentage Vested

Except as provided below, (i) you must remain continuously employed with Bassett or a Subsidiary through each Vesting Date for the applicable portion of the Performance Shares to vest, and (ii) to the extent you terminate employment for any reason during the Vesting Period, any portion of the Performance Shares that have not yet vested on the date you terminate employment shall be immediately forfeited on such date.

In the case of your termination of employment during the Vesting Period due to your death or Disability, any Performance Shares that have been issued to you shall become fully vested and transferable on the date of such event.

In the case your employment with Bassett or a Subsidiary is terminated for Cause, all of the Performance Shares (including both any vested and unvested portions) shall be immediately forfeited on the date you terminate employment.

Subject to and in accordance with Article 15 of the Plan, if you experience a Qualifying Termination during the Vesting Period and on or within two years after the date of a Change in Control, any Performance Shares that have been issued to you shall become fully vested and transferable on the occurrence of the Qualifying Termination.

For purposes of this Agreement, “termination of employment” (and variations thereof) shall mean your ceasing to serve as a full time employee of Bassett or a Subsidiary in good standing, except that an approved leave of absence or approved employment on a less than full time basis may constitute employment with Bassett’s consent.

4.

You do not have any rights as a shareholder of Bassett with respect to his Award prior to the date on which Performance Shares have been issued to you following the end of the Performance Period. Once issued, you shall have all of the rights as a shareholder of Bassett with respect to the Performance Shares (both the vested and unvested portions) from and after their issuance under Paragraph 2 above, including the right to vote such shares and to receive any dividends or other distributions paid thereon. Any dividends otherwise payable on unvested Performance Shares will be accrued and subject to the same vesting requirements as the underlying shares. Such dividends will be paid to you if and when the underlying Performance Shares vest, and will be forfeited if and when the underlying Performance Shares are forfeited pursuant to the terms of this Agreement.

5.

The right to receive Performance Shares hereunder is nontransferable. Once issued, until such time as the Performance Shares may vest pursuant to Paragraph 3 above, the Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. You agree as a condition to receiving this award to comply with the ownership requirements and other conditions of the Company’s Stock Ownership Guidelines (the “Guidelines”) with respect to the Performance Shares. This award is further subject to the terms and conditions of the Company’s Policy for the Recovery of Incentive Compensation or any other recoupment or clawback policy that may be adopted by the Company from time to time.

6.

As a condition of accepting this award, you hereby assign and transfer any Performance Shares issued pursuant to this Agreement to Bassett, and hereby irrevocably appoint the Corporate Secretary of Bassett as your attorney-in-fact to transfer said shares on its books with full power of substitution. Bassett will retain custody of the Performance Shares. As soon as practicable following the date on which the Performance Shares become vested and transferable pursuant to Paragraph 3 above, Bassett will transfer the Performance Shares to you. Fractional shares of Common Stock will not be issued and any fractional share resulting from a change in capital structure pursuant to Paragraph 9 below or otherwise shall be eliminated. Bassett shall not be obligated to issue or deliver any Performance Shares or release any Performance Shares from the restrictions described herein during any period when Bassett determines that such action would violate any federal, state or other applicable laws.

7.

You agree to make arrangements satisfactory to Bassett for the payment of applicable withholding taxes in connection with the issuance or vesting of the Performance Shares, or the payment of any dividends thereon, in any manner permitted under the Plan. Bassett shall not be obligated to issue or deliver any Performance Shares or release any Performance Shares from the restrictions described herein until such arrangements have been made. You hereby agree to give Bassett prompt notice of any election you make under Section 83(b) of the Code with respect to the Performance Shares. If you fail to give Bassett prompt notice, you will be liable to Bassett for any loss of deduction, any penalty imposed, and any other financial loss incurred by Bassett as a result of your failure to give prompt notice.

8.

You agree that, upon request, you will furnish a letter agreement providing (i) that you will not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Performance Shares if and when they become transferable pursuant hereto, (ii) that you indemnify and hold Bassett harmless against all liability for any such violation and (iii) that you will accept all liability for any such violation.

9.

The number of Performance Shares issuable under this Agreement is subject to adjustment in the event of a stock split or other similar change in capital structure of Bassett as provided in the Plan. The existence of these Performance Shares shall not affect in any way the right or power of Bassett or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bassett’s capital structure or its business, or any merger or consolidation of Bassett, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Bassett, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax or by mail, postage prepaid, to such address and directed to such person as Bassett may notify you from time to time; and to you at your address as shown on the records of Bassett from time to time, or at such other address as you, by notice to Bassett, may designate in writing from time to time.

11.

The terms and provisions of the Plan are incorporated into this Agreement by reference. In the case of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

12.

Neither the Performance Shares nor this Agreement constitutes an employment contract between you and Bassett or any Subsidiary, nor do either the Performance Shares or this Agreement guarantee you employment with Bassett or any Subsidiary for any length of time.

13.	This Agreement shall be governed by the laws of the Commonwealth of Virginia without regard to the conflict of law principles of any jurisdiction.

14.	This Agreement shall be binding upon and inure to the benefit of your legatees, distributees, and personal representatives and any successors of Bassett.

15.	By signing this Agreement you acknowledge having received a copy of the Prospectus and the Plan and agree to be bound by all of the terms and conditions thereof.

IN WITNESS WHEREOF, Bassett has caused this Performance Share Award Agreement to be executed by its duly authorized officer, and you have hereunto set your hand and seal, all effective as of the Grant Date stated above.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

______________________________________________

By:

Name:

Title:

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN – Exhibit A

PROSPECTUS

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN

FORM RESTRICTED STOCK AWARD AGREEMENT

GRANTED TO:

GRANT DATE:

NUMBER OF SHARES:

This Restricted Stock Award Agreement (this “Agreement”) is made between Bassett Furniture Industries, Incorporated, a Virginia corporation (“Bassett”), and you, an employee of Bassett or one of its Subsidiaries, pursuant to the Bassett Furniture Industries, Incorporated 2021 Stock Incentive Plan (the “Plan”). A Prospectus describing the Plan is attached as Exhibit A. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan.

In recognition of the value of your contributions to Bassett, you and Bassett mutually covenant and agree as follows:

1.

Subject to the terms and conditions of the Plan and this Agreement, Bassett grants to you the number of shares of Common Stock stated above (the “Restricted Shares”). Until such time as the Restricted Shares may vest pursuant to Paragraph 2 below, the Restricted Shares are forfeitable and nontransferable.

2.	Subject to the terms described below, the Restricted Shares shall vest and become transferable as described in the following schedule:

Vesting Date	Cumulative Percentage Vested

Except as provided below, (i) you must remain continuously employed with Bassett or a Subsidiary through each Vesting Date for the applicable portion of the Restricted Shares to vest, and (ii) to the extent you terminate employment for any reason prior to a Vesting Date, any portion of the Restricted Shares that have not yet vested on the date you terminate employment shall be immediately forfeited on such date.

In the case of your termination of employment prior to a Vesting Date due to your death or Disability, the Restricted Shares shall become fully vested and transferable on the date of such event.

In the case your employment with Bassett or a Subsidiary is terminated for Cause, all of the Restricted Shares (including both any vested and unvested portions) shall be immediately forfeited on the date you terminate employment.

Subject to and in accordance with Article 15 of the Plan, if you experience a Qualifying Termination prior to a Vesting Date and on or within two years after the date of a Change in Control, the Restricted Shares shall become fully vested and transferable on the occurrence of the Qualifying Termination.

For purposes of this Agreement, “termination of employment” (and variations thereof) shall mean your ceasing to serve as a full time employee of Bassett or a Subsidiary in good standing, except that an approved leave of absence or approved employment on a less than full time basis may constitute employment with Bassett’s consent.

3.

You shall have all of the rights as a shareholder of Bassett with respect to the Restricted Shares (both the vested and unvested portions) from and after the Grant Date, including the right to vote such shares and to receive any dividends or other distributions paid thereon. Any dividends otherwise payable on unvested Restricted Shares will be accrued and subject to the same vesting requirements as the underlying shares. Such dividends will be paid to you if and when the underlying Restricted Shares vest, and will be forfeited if and when the underlying Restricted Shares are forfeited pursuant to the terms of this Agreement.

4.

Until such time as the Restricted Shares may vest pursuant to Paragraph 2 above, the Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. You agree as a condition to receiving this award to comply with the ownership requirements and other conditions of the Company’s Stock Ownership Guidelines (the “Guidelines”) with respect to the total number of shares of Common Stock you receive in payment upon vesting of this award. This award is further subject to the terms and conditions of the Company’s Policy for the Recovery of Incentive Compensation or any other recoupment or clawback policy that may be adopted by the Company from time to time.

5.

As a condition of accepting this award, you hereby assign and transfer the Restricted Shares granted pursuant to this Agreement to Bassett, and hereby irrevocably appoint the Corporate Secretary of Bassett as your attorney-in-fact to transfer said shares on its books with full power of substitution.

6.

Bassett shall, as soon as administratively practicable after the Grant Date, direct Bassett’s transfer agent for Common Stock to make a book entry record showing ownership for the Restricted Shares in your name (or, in accordance with your instructions and subject to the consent of Bassett with shall not be unreasonably withheld, in your and your spouse’s names as community property or as joint tenants with right of survivorship). As soon as practicable following the date on which the Restricted Shares become vested and transferable pursuant to Paragraph 2 above, Bassett will issue appropriate instructions to that effect to the transfer agent for Common Stock. Fractional shares of Common Stock will not be issued and any fractional share resulting from a change in capital structure pursuant to Paragraph 9 below or otherwise shall be eliminated. Bassett shall not be obligated to issue or deliver any Restricted Shares or release any Restricted Shares from the restrictions described herein during any period when Bassett determines that such action would violate any federal, state or other applicable laws.

7.

You agree to make arrangements satisfactory to Bassett for the payment of applicable withholding taxes in connection with the grant or vesting of the Restricted Shares, or the payment of any dividends thereon, in any manner permitted under the Plan. Bassett shall not be obligated to issue or deliver any Restricted Shares or release any Restricted Shares from the restrictions described herein until such arrangements have been made. You hereby agree to give Bassett prompt notice of any election you make under Section 83(b) of the Code with respect to the Restricted Shares. If you fail to give Bassett prompt notice, you will be liable to Bassett for any loss of deduction, any penalty imposed, and any other financial loss incurred by Bassett as a result of your failure to give prompt notice.

8.

You agree that, upon request, you will furnish a letter agreement providing (i) that you will not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Restricted Shares if and when they become transferable pursuant hereto, (ii) that you indemnify and hold Bassett harmless against all liability for any such violation and (iii) that you will accept all liability for any such violation.

9.

The number of Restricted Shares is subject to adjustment in the event of a stock split or other similar change in capital structure of Bassett as provided in the Plan. The existence of these Restricted Shares shall not affect in any way the right or power of Bassett or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bassett’s capital structure or its business, or any merger or consolidation of Bassett, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Bassett, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax or by mail, postage prepaid, to such address and directed to such person as Bassett may notify you from time to time; and to you at your address as shown on the records of Bassett from time to time, or at such other address as you, by notice to Bassett, may designate in writing from time to time.

11.

The terms and provisions of the Plan are incorporated into this Agreement by reference. In the case of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

12.

Neither the Restricted Shares nor this Agreement constitutes an employment contract between you and Bassett or any Subsidiary, nor do either the Restricted Shares or this Agreement guarantee you employment with Bassett or any Subsidiary for any length of time.

13.	This Agreement shall be governed by the laws of the Commonwealth of Virginia without regard to the conflict of law principles of any jurisdiction.

14.	This Agreement shall be binding upon and inure to the benefit of your legatees, distributees, and personal representatives and any successors of Bassett.

15.	By signing this Agreement you acknowledge having received a copy of the Prospectus and the Plan and agree to be bound by all of the terms and conditions thereof.

IN WITNESS WHEREOF, Bassett has caused this Restricted Stock Award Agreement to be executed by its duly authorized officer, and you have hereunto set your hand and seal, all effective as of the Grant Date stated above.

BASSETT FURNITURE INDUSTRIES, INCORPORATED	EMPLOYEE
[SEAL]
By:
Name:
Title:

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN – Exhibit A

PROSPECTUS

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN

FORM STOCK OPTION AWARD AGREEMENT

GRANTED TO:

GRANT DATE:

NUMBER OF SHARES:

OPTION PRICE PER SHARE:

EXPIRATION DATE:

This Stock Option Award Agreement (this “Agreement”) is made between Bassett Furniture Industries, Incorporated, a Virginia corporation (“Bassett”), and you, an employee of Bassett or one of its Subsidiaries, pursuant to the Bassett Furniture Industries, Incorporated 2021 Stock Incentive Plan (the “Plan”). A Prospectus describing the Plan is attached as Exhibit A. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan.

In recognition of the value of your contributions to Bassett, you and Bassett mutually covenant and agree as follows:

1.

Subject to the terms and conditions of the Plan and this Agreement, Bassett grants to you the Option to purchase from Bassett the above-stated number of shares of Common Stock (the “Shares”) at the Option Price per Share stated above. This Option is not intended to be an Incentive Stock Option.

2.	Subject to the terms described below, this Option shall vest and become exercisable as described in the following schedule:

Vesting Date	Cumulative Percentage Vested

Except as provided below, (i) you must remain continuously employed with Bassett or a Subsidiary through each Vesting Date for the applicable portion of the Option to vest, and (ii) to the extent you terminate employment for any reason prior to a Vesting Date, any portion of the Option that is not yet vested on the date you terminate employment shall be immediately terminated and forfeited on such date.

In the case of your termination of employment prior to a Vesting Date due to your death, Disability or Retirement, the Option shall become fully vested and exercisable on the date of such event, and shall remain exercisable for the applicable period set forth in Paragraph 3 below. For purposes of this Agreement, “Retirement” means termination of your employment (other than due to death or Disability) after you attain age sixty-five (65), or earlier if you retire early with Bassett’s consent.

In the case your employment with Bassett or a Subsidiary is terminated for Cause, the entire Option (including both any vested and unvested portions) shall be immediately terminated and forfeited on the date you terminate employment.

Subject to and in accordance with Article 15 of the Plan, if you experience a Qualifying Termination prior to a Vesting Date and on or within two years after the date of a Change in Control, the Option shall become fully vested and exercisable on the occurrence of the Qualifying Termination.

For purposes of this Agreement, “termination of employment” (and variations thereof) shall mean your ceasing to serve as a full time employee of Bassett or a Subsidiary in good standing, except that an approved leave of absence or approved employment on a less than full time basis may constitute employment with Bassett’s consent.

3.

Except as otherwise provided below, the Option is exercisable only during your employment with Bassett or a Subsidiary. The Option shall expire on the earlier of the Expiration Date stated above or the following Cancellation Date depending on the reason for your termination of employment with Bassett and its Subsidiaries:

Reason for Termination of Employment	Cancellation Date
Death or Disability	12 months after termination date
Retirement	36 months after Retirement date
Voluntary termination by you (other than Retirement) with written consent of Bassett	90 days after termination date
Any other termination	Termination date

If you terminate employment due to Retirement and die within three years thereafter, or if you terminate employment due to Disability and die within one year thereafter, or if you voluntarily terminate (other than Retirement) with the consent of Bassett and die within 90 days thereafter, your beneficiary or estate (as provided below) may exercise the Option until the earliest of (i) the third anniversary of your Retirement date or the first anniversary of the date on which you terminated employment due to Disability or the 90th day following your voluntary termination with the consent of Bassett (whichever is applicable), or (ii) the Expiration Date.

Any portion of the Option that has not been exercised as of the earlier of the Expiration Date or the applicable Cancellation Date above shall be immediately terminated and forfeited on such date.

If the event of your death, the Option shall be exercisable for the applicable period set forth above by such person empowered to do so under your will, or if you fail to make a testamentary disposition of the Option or shall have died intestate, by your executor or other legal representative.

4.

Any person entitled to exercise the Option may do so by delivering to Bassett a written notice signed by such person stating such person’s intention of thereby exercising the Option and the number of Shares as to which the Option is being exercised, together with payment in full of the Option Price. Such written notice must be substantially the same in content as the form letter attached hereto as Exhibit B, or in such other form as Bassett may prescribe. The Option may not be exercisable for less than 100 Shares at any time unless such lesser number is the total number of Shares for which the Option is exercisable at such time. The full aggregate Option Price of the Shares covered by the exercise of this Option shall be paid in cash or equivalent or, subject to Bassett’s consent, in any other manner permitted under the Plan. Arrangements satisfactory to Bassett for the payment of applicable withholding taxes upon exercise of the Option must also be made at the time of exercise in any manner that is permitted under the Plan. The Option may not be exercised for fractional Shares and no fractional Share shall be issued.

5.

No person entitled to exercise the Option shall have any rights as a shareholder of Bassett with respect to the Shares covered by the Option except to the extent that Shares are issued to such person upon the due exercise of the Option and all conditions (including compliance with all applicable securities laws) with respect to the issuance of such Shares have been met.

6.

The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and may be exercised during your lifetime only by you. You agree as a condition to receiving this award to comply with the ownership requirements and other conditions of the Company’s Stock Ownership Guidelines (the “Guidelines”) with respect to the total number of shares of Common Stock you acquire upon exercising this Option after vesting of this award. This award is further subject to the terms and conditions of the Company’s Policy for the Recovery of Incentive Compensation or any other recoupment or clawback policy that may be adopted by the Company from time to time

7.

You agree that, upon request, you will furnish a letter agreement providing (i) that you will not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Shares acquired upon your exercise of the Option, (ii) that you indemnify and hold Bassett harmless against all liability for any such violation and (iii) that you will accept all liability for any such violation.

8.

The Option (including the Option Price and number of Shares covered by the Option) is subject to adjustment in the event of a stock split or other similar change in capital structure of Bassett as provided in the Plan. The existence of this Option shall not affect in any way the right or power of Bassett or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Bassett’s capital structure or its business, or any merger or consolidation of Bassett, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Bassett, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax or by mail, postage prepaid, to such address and directed to such person as Bassett may notify you from time to time; and to you at your address as shown on the records of Bassett from time to time, or at such other address as you, by notice to Bassett, may designate in writing from time to time.

10.

The terms and provisions of the Plan are incorporated into this Agreement by reference. In the case of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

11.

Neither the Option nor this Agreement constitutes an employment contract between you and Bassett or any Subsidiary, nor does either the Option or this Agreement guarantee you employment with Bassett or any Subsidiary for any length of time.

12.	This Agreement shall be governed by the laws of the Commonwealth of Virginia without regard to the conflict of law principles of any jurisdiction.

13.	This Agreement shall be binding upon and inure to the benefit of your legatees, distributees, and personal representatives and any successors of Bassett.

14.	By signing this Agreement you acknowledge having received a copy of the Prospectus and the Plan and agree to be bound by all of the terms and conditions thereof.

IN WITNESS WHEREOF, Bassett has caused this Stock Option Award Agreement to be executed by its duly authorized officer, and you have hereunto set your hand and seal, all effective as of the Grant Date stated above.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

_____________________________________________________

By:

Name:

Its:

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN – Exhibit A

PROSPECTUS

BASSETT FURNITURE INDUSTRIES, INCORPORATED

2021 STOCK INCENTIVE PLAN – Exhibit B

Bassett Furniture Industries, Inc.

Post Office Box 626

Bassett, Virginia 24055

Attention: Corporate Secretary

Re:     Notice of Exercise of Stock Option

Dear Sir or Madam:

Pursuant to the Bassett Furniture Industries, Incorporated 2021 Stock Incentive Plan and the Stock Option Award Agreement dated ______________, I hereby elect to exercise my option to the extent required to purchase _________________ shares of $5.00 par value Common Stock of Bassett Furniture Industries, Incorporated, at and for the price of $________ per share.

I enclose herewith a check in the sum of $________________ which is payment in full for the shares of Common Stock and for the applicable withholding taxes associated with the exercise. You are requested to direct your transfer agent for Common Stock to make a book entry record showing ownership of the shares in my name or in the name of me and my spouse in accordance with the following instructions:

I hereby represent that I have received a copy of the Annual Report of the Company for its most recent fiscal year.

Very truly yours,

Dated:

Optionee’s signature